NUVEEN NWQ GLOBAL EQUITY INCOME FUND

(FORMERLY NUVEEN NWQ EQUITY INCOME FUND)

SUPPLEMENT DATED FEBRUARY 14, 2014

TO THE PROSPECTUS DATED OCTOBER 31, 2013

1.	The section “Fund Summary—Nuveen NWQ Global Equity Income Fund—Fees and Expenses of the Fund—Annual Fund Operating Expenses” is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R3	Class I
Management Fees	0.82%	0.82%	0.82%	0.82%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses[3]	4.25%	4.25%	4.25%	4.25%
Total Annual Fund Operating Expenses	5.32%	6.07%	5.57%	5.07%
Fee Waivers and/or Expense Reimbursements[4]	(4.10)%	(4.10)%	(4.10)%	(4.10)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.22%	1.97%	1.47%	0.97%
1	The contingent deferred sales charge on Class C shares applies only to redemptions within 12 months of purchase.
2	Fee applies to the following types of accounts under $1,000 held directly with the Fund: individual retirement accounts (IRAs), Coverdell Education Savings Accounts and accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
3	Other Expenses have been restated to reflect current contractual fees.
4	The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2016 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 1.00% through October 31, 2016 of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2016 may be terminated or modified prior to that date only with the approval the Board of Trustees.

2.	The section “Fund Summary—Nuveen NWQ Global Equity Income Fund—Fees and Expenses of the Fund—Example” is deleted in its entirety and replaced with the following:

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and the contractual fee waivers currently in place are not renewed beyond October 31, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	C	R3	I	A	C	R3	I
1 Year	$692	$200	$150	$99	$692	$200	$150	$99
3 Years	$1,082	$766	$614	$461	$1,082	$766	$614	$461
5 Years	$2,184	$2,062	$1,827	$1,586	$2,184	$2,062	$1,827	$1,586
10 Years	$4,910	$5,183	$4,800	$4,394	$4,910	$5,183	$4,800	$4,394

3.	The fifth paragraph of the section “How We Manage Your Money—Who Manages the Fund—Management Fees” is deleted in its entirety and replaced with the following:

Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses so that total fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) for the Fund do not exceed 1.00% through October 31, 2016 of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-NGEIP-0214P